                                 [LOGO]JPMORGAN




                              EQUITY GROWTH FUND II
                                  ANNUAL REPORT


                                DECEMBER 31, 2001

JPMORGAN EQUITY GROWTH FUND II


PRESIDENT'S LETTER


FEBRUARY 4, 2002


DEAR SHAREHOLDER:

We are pleased to present the annual report for the JPMorgan Equity Growth Fund II dated December 31, 2001.

A SOBERING YEAR
2001 was a disappointing year for equities. After a decade of uninterrupted economic growth in the United States and most of the developed world, economic activity decelerated dramatically. The U.S. economy slowed significantly, particularly in the second half of the year. Growth also deteriorated in Europe and the United Kingdom, while Japan experienced a serious recession. Consequently, U.S. large cap equities fell for the second year in a row and international equity markets also dropped.

The September 11th terrorist attacks on the United States compounded the world's already serious economic difficulties. In the equity markets, the following fortnight saw a frightening fall in prices. Despite trying times following the terrorists attacks, JPMorgan Fleming Asset Management was not deterred by these events, as evidenced by our success in keeping our money markets open during the aftermath of September 11th.

However, the economic slowdown appears to have been relatively mild and chiefly confined to the technology and telecommunications industries. Capital spending slowed dramatically in these sectors and the loss of confidence fed through to the broader economy. This was different from previous economic cycles, where central banks have normally triggered slowdowns by raising rates to curb runaway consumer spending.

The economic situation was reflected in equity markets. The worst stock price falls were in technology and telecommunications companies. Additionally, the stretched valuations of large caps meant that they had further to fall. In the United States, the technology-laden NASDAQ Index fell 29.2%, the broad-based S&P 500 Index declined 11.9% and the small cap S&P 600 actually rose 6.5%. To a certain extent, this scenario was repeated in international markets.

STRONG FINAL QUARTER
By October, equity markets began to sense a pick up in economic activity. From focusing on fear and recession, investors viewed the developed world's fiscal, monetary and military actions with increasing optimism. The Federal Reserve Board had accelerated its program of rate cuts following the September terrorist attacks, and by the year-end rates had been had eased 11 times in 2001, falling to 1.75%. Rates were also cut in Europe, the United Kingdom and Japan.

In the final quarter, the S&P 500 Index rose 10.7% and the MSCI EAFE Index, which tracks international markets, climbed 7.0%. At JPMorgan Fleming Asset Management, a number of our funds were well positioned for this rally. Following September's mini-crash, some portfolio managers chose to buy more of their favored stocks at exceptionally cheap prices.

MARKET OUTLOOK
We believe that the optimism expressed by markets in late 2001 is broadly justified. The decisive actions of the Fed and other central banks is likely to cause a recovery in the second half of 2002, although corporate earnings growth is unlikely to be as rapid as it was in the late 1990s. The one exception to this picture is Japan, where deep-rooted economic difficulties remain. However, equities everywhere are generally fully valued and so stock selection is more important than ever.

Finally, please note that on December 31, 2001, JPMorgan Equity Growth Fund II was liquidated. We hope to serve your investment needs in the future.

Sincerely yours,


/s/ George C.W. Gatch

George C.W. Gatch
President
JPMORGAN FUNDS

JPMORGAN EQUITY GROWTH FUND II
As of December 31, 2001


HOW THE FUND PERFORMED
JPMorgan Equity Growth Fund II, which seeks capital appreciation through investments in large cap U.S. growth stocks, had a loss of 17.03% during the year ended December 31, 2001. This compares with a loss of 12.73% for the S&P 500/BARRA Growth Index.

HOW THE FUND WAS MANAGED
During the 2001 calendar year, large cap growth stocks were at the center of the storm in equities. While the S&P 500/BARRA Growth Index fell only a little more than the broad-based S&P 500 Index (-11.9%), some large cap growth stocks in sectors such as technology and securities brokerage experienced far more substantial falls. Consequently, there was scope for considerable differences between the performances of various stock indices and investment funds. In the case of the Fund, it underperformed the S&P 500/BARRA Growth Index by a substantial margin, but outperformed the Lipper Large-Cap Growth Index by a similar amount.

The greatest underperformance relative to the S&P 500/BARRA Growth Index occurred in financials, where exposure was concentrated in brokerage companies, which suffered as capital markets activity dwindled. Holdings such as Goldman Sachs, Merrill Lynch and Morgan Stanley Dean Witter all performed poorly over the course of the year. The Fund owned relatively few of the regional banks, which appeared to have less exciting long-term earnings growth prospects but proved relatively resilient to the economic slowdown.

From a positive perspective, there were areas of relative outperformance across a number of sectors. Most notably, the Fund did well in technology. Here, the portfolio avoided a number of the more highly valued stocks that underperformed such as Cisco Systems and Qualcomm. It also benefited from an overweight position in Microsoft, where the threat of anti-trust legislation dwindled during the year.

Otherwise, the stock picks that positively contributed were spread across sectors. Overweight positions in healthcare company Johnson & Johnson and fast food giant Tricon Global Restaurants were of particular help. Elsewhere, the Fund benefited from being underweight in poorly performing index constituents such as AIG, American Express, Corning and Schering Plough. It also gained from selling down its holding in Enron early in the year.

LOOKING AHEAD
The economy continues to show signs of stabilization as initial jobless claims, consumer confidence, and industrial surveys have improved significantly from autumn levels. However, other economic statistics continue to reveal a fragile economy. Continued support from monetary policy over the coming months will be crucial in enabling the economy to begin a self-sustaining recovery.


                                   (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                                               SINCE
                                                             INCEPTION
                                                1 YEAR       (7/1/99)
-------------------------------------------------------------------------
 Equity Growth Fund II                          -17.03%      -11.86%

[CHART]

LIFE OF FUND PERFORMANCE (7/1/99 TO 12/31/01)


                               JPMORGAN               S&P 500/BARRA       LIPPER LARGE-CAP          RUSSELL 1000
                         EQUITY GROWTH FUND II        GROWTH INDEX       GROWTH FUNDS INDEX         GROWTH INDEX
  7/1/99                        10000                     10000                 10000                 10,000.00
 7/31/99                     9,480.00                  9,684.00              9,686.00                  9,682.20
 8/31/99                     9,510.34                  9,818.61              9,687.94                  9,840.41
 9/30/99                     9,390.51                  9,651.69              9,590.09                  9,633.66
10/31/99                    10,090.10                 10,319.59             10,325.65                 10,361.19
11/30/99                    10,519.94                 10,761.27             10,835.74                 10,920.18
12/31/99                    11,476.20                 11,557.60             12,039.59                 12,055.99
 1/31/00                    11,026.33                 10,792.49             11,556.80                 11,490.68
 2/29/00                    11,657.04                 11,019.13             12,164.69                 12,052.46
 3/31/00                    12,267.87                 12,038.40             13,018.65                 12,915.18
 4/30/00                    11,757.53                 11,442.50             12,011.00                 12,300.68
 5/31/00                    10,706.41                 10,975.64             11,286.74                 11,681.22
 6/30/00                    11,687.12                 11,861.38             12,032.79                 12,566.54
 7/31/00                    11,356.37                 11,333.55             11,788.53                 12,042.64
 8/31/00                    12,167.21                 11,989.76             12,808.24                 13,132.98
 9/30/00                    10,696.19                 10,819.56             11,830.97                 11,890.73
10/31/00                    10,195.61                 10,538.25             11,205.11                 11,328.06
11/30/00                     8,994.57                  9,418.03               9701.38                  9,658.19
12/31/00                     8,787.69                  9,010.23               9641.24                  9,352.60
 1/31/01                     9,208.62                  9,267.03               9921.80                  9,998.77
 2/28/01                     7,956.25                  8,178.15               8385.90                  8,301.28
 3/31/01                     7,204.38                  7,441.30               7514.61                  7,397.93
 4/30/01                     8,025.68                  8,106.55               8321.67                  8,333.55
 5/31/01                     7,935.79                  8,126.01               8258.43                  8,210.88
 6/30/01                     7,825.48                  8,015.49               8020.59                  8,020.72
 7/31/01                     7,704.97                  7,994.65               7733.45                  7,820.28
 8/31/01                     7,144.05                  7,457.41               7145.71                  7,180.82
 9/30/01                     6,422.50                  6,957.02               6426.85                  6,463.89
10/31/01                     6,762.89                  7,213.04               6693.56                  6,802.99
11/30/01                     7,173.40                  7,852.11               7306.69                  7,456.55
12/31/01                        7,291                     7,863                 7,340                     7,443

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Fund commenced operations on July 1, 1999.

The above chart illustrates the comparative performance for $10,000 invested in the Chase Equity Growth Fund II, S&P 500/BARRA Growth Index, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from July 1, 1999 to December 31, 2001.

The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge.

Performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark.

The S&P 500/BARRA Growth Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks. Total return figures include the reinvestment of dividends. An individual cannot invest directly in an index.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Funds Index consists of funds that invest in large-cap growth stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. An individual cannot invest directly in an index.


                            (unaudited)

STATEMENT OF ASSETS AND LIABILITIES As of December 31, 2001

ASSETS:
     Investment in JPMorgan Prime Money Market Fund                                   $ 60,642,446.26
     Receivables:
         Dividends & Interest                                                               61,155.23
         Expense reimbursement from Distributor                                              1,483.53
                                                                                      ----------------
             Total Assets                                                               60,705,085.02
                                                                                      ----------------

LIABILITIES:
     Payables:
         Fund shares redeemed                                                           60,575,813.05
         Payable to Shareholders                                                            23,027.41
     Accrued liabilities:
         Investment advisory fees                                                           20,209.75
         Administration fees                                                                10,122.61
         Trustees'  fees                                                                     2,464.94
         Audit fees                                                                         14,872.26
         Registration fees                                                                  33,878.25
         Other                                                                              24,624.10
                                                                                      ----------------
             Total Liabilities                                                          60,705,012.37
                                                                                      ----------------

NET ASSETS:
     Paid in capital                                                                    29,321,086.50
     Accumulated overdistributed net investment income                                      (2,465.67)
     Accumulated net realized loss on investment transactions                          (29,318,548.18)
                                                                                      ----------------
             Total Net Assets                                                         $         72.65
                                                                                      ================

Shares of beneficial interest outstanding
($.001 par value; unlimited number of shares authorized)                                       10.008

Net Asset Value
(maximum offering price and redemption price per share)                                        $ 7.26
                                                                                      ================
Cost of investments                                                                   $ 60,642,446.26
                                                                                      ================


                       See notes to financial statements.

STATEMENT OF OPERATIONS For the year ended December 31, 2001

INVESTMENT INCOME:
     Dividends                                                                             $     390,710.38
     Interest                                                                                     57,752.91
     Foreign taxes withheld                                                                         (543.75)
     Dividend income from affiliated investments*                                                 44,110.05
                                                                                           -----------------
         Total investment income                                                                 492,029.59
                                                                                           -----------------

EXPENSES:
     Investment advisory fees                                                                    243,560.23
     Administration fees                                                                          91,335.05
     Custody and accounting fees                                                                  48,343.23
     Printing and postage                                                                            623.09
     Professional fees                                                                            18,494.03
     Registration expenses                                                                         7,992.89
     Transfer agent fees                                                                          20,700.63
     Trustees' fees                                                                                1,437.14
     Other                                                                                           525.84
                                                                                           -----------------
         Total expenses                                                                          433,012.13
                                                                                           -----------------
     Less amounts waived                                                                          65,115.87
     Less expense reimbursements                                                                   2,547.45
                                                                                           -----------------
         Net expenses                                                                            365,348.81
                                                                                           -----------------
             Net investment income                                                               126,680.78
                                                                                           -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss on investments                                                        (24,599,484.61)
     Change in net unrealized appreciation/depreciation of investments                        12,722,466.52
                                                                                           -----------------
         Net realized and unrealized loss on investments                                     (11,877,018.09)
                                                                                           -----------------
     Net decrease in net assets from operations                                            $ (11,750,337.31)
                                                                                           =================
*    Includes reimbursements of investment advisory and
     administrative and shareholder servicing fees:                                        $       3,060.48


                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated

                                                                                           YEAR                  YEAR
                                                                                           ENDED                 ENDED
                                                                                        12/31/2001            12/31/2000
                                                                                    --------------------  --------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
     Net investment income                                                          $        126,680.78   $         83,750.54
     Net realized loss on investments                                                    (24,599,484.61)        (4,702,280.96)
     Change in net unrealized appreciation (depreciation) of investments                  12,722,466.52        (17,224,110.68)
                                                                                    --------------------  --------------------
         Decrease in net assets from operations                                          (11,750,337.31)       (21,842,641.10)
                                                                                    --------------------  --------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                  (129,145.70)          (100,928.28)
     Return of Capital                                                                        (9,567.00)

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued                                                          19,448,913.92         71,222,763.13
     Dividends reinvested                                                                    138,712.53            100,928.15
     Cost of shares redeemed                                                             (76,389,281.09)       (21,907,233.90)
                                                                                    --------------------  --------------------
         Increase (decrease) from capital share transactions                             (56,801,654.64)        49,416,457.38
                                                                                    --------------------  --------------------
         Total increase (decrease) in net assets                                         (68,690,704.65)        27,472,888.00

NET ASSETS:
     Beginning of period                                                                  68,690,777.30         41,217,889.30
                                                                                    --------------------  --------------------
     End of period                                                                  $             72.65   $     68,690,777.30
                                                                                    ====================  ====================
SHARE TRANSACTIONS:
     Issued                                                                                2,582,236.69          6,232,787.88
     Reinvested                                                                               19,212.26             11,508.34
     Redeemed                                                                            (10,430,976.69)        (2,007,507.07)
                                                                                    --------------------  --------------------
     Change in shares                                                                     (7,829,527.74)         4,236,789.15
                                                                                    ====================  ====================

Accumulated overdistributed net investment income                                             (2,465.67)            (6,348.03)


                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Mutual Fund Investment Trust (the "Trust") was organized on September 23, 1997 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. JPMorgan Equity Growth Fund II ("EGII") or, the "Fund," is a separate series of the Trust. The Fund commenced operations on July 1, 1999.

     The Fund seeks to provide capital appreciation by emphasizing its investments in the growth sectors of the economy. The Fund may be purchased only by participating employee benefit plans that meet the minimum investment requirement.

     Effective February 28, 2001 the series was renamed with the approval of the Board of Trustees.

             New Name                          Old Name                Trust

    JPMorgan Equity Growth II           Chase Equity Growth II         MFIT

     The Fund is currently in the liquidation stage and expects to complete the liquidation of investments on January 2, 2002.

     THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE FUND:

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. VALUATION OF INVESTMENTS -- Equity securities are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and ask quotations. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith or at the direction of the Trustees.

     B. REPURCHASE AGREEMENTS -- It is the Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, subcustodian bank, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the sellers enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

     D. FEDERAL INCOME TAXES -- The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

     E. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent the "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

          At December 31, 2001, the components of net assets (excluding paid in capital) on a tax basis were as follows (in thousands):


          Current distributable ordinary income                                   $(0)
          Plus/Less: cumulative timing differences                                 (2,465)
                                                                                  --------
          Undistributed ordinary income or overdistribution of
          ordinary income                                                         $(2,465)
                                                                                  --------

          Current distributable long-term capital gain or
          Tax basis capital loss carryover                                        $(23,458,144)
          Plus/Less: cumulative timing differences                                  (5,860,405)
                                                                                  -------------
          Undistributed long-term gains/accumulated capital loss                  $(29,318,549)
                                                                                  -------------

          Unrealized appreciation (depreciation)                                     --

          The cumulative timing difference account consists primarily of Post-October losses deferred and deferred compensation.

     F. EXPENSES -- Expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or another reasonable basis.


2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE -- Pursuant to a separate Investment Advisory Agreement, The J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM" or "Adviser") (formerly

          Chase Fleming Asset Management (USA) Inc.) acts as the Investment Advisor to the Fund. JPMFAM is a direct wholly-owned subsidiary of J.P. Morgan Chase & Co. As Investment Adviser, JPMFAM supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.40% of the Fund's average daily net assets.

          Prior to February 28, 2001, JPMorgan Chase Bank ("JPMorgan") (formerly The Chase Manhattan Bank), also a direct wholly-owned subsidiary of J.P. Morgan Chase & Co., acted as the investment adviser to the Fund. For its services, JPMorgan was paid a fee computed at the annual rate equal to 0.40% of the Fund's average daily net assets.

          The Adviser voluntarily waived a portion of its fees for the year ended December 31, 2001 in the amount of $55,832.

          The Fund may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to reimburse its advisory fee from each Fund in an amount to offset any investment advisory, administrative fee and shareholder servicing fee related to the Fund's investment in an affiliated money market fund.

     B. ADMINISTRATION FEE -- Pursuant to an Administration Agreement, JPMorgan (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from the Fund a fee computed at an annual rate equal to 0.10% of the Fund's average daily net assets. For the year ended December 31, 2001, the Administrator voluntarily waived fees of $9,283 and reimbursed expenses of $2,547.

          Effective September 10, 2001, in connection with the elimination of the Fund paying directly sub-administration fees (0.05% annualized for the Fund) the Trustees approved a new combined administration agreement. Under the terms of the agreement, the Administrator will bear all sub-administration expenses of the Fund. The administration fee payable to JPMorgan was simultaneously increased to 0.15% of average daily net assets for complex wide non-money market fund assets up to $25 billion and 0.075% in excess of $25 billion.

          Effective September 10, 2001, BISYS Fund Services, L.P. ("BISYS") has been named as the Fund's Sub-Administrator. For its services as Sub-Administrator BISYS receives a portion of the fees payable to JPMorgan as Administrator. Prior to September 10, 2001, JPMorgan Fund Distributors, Inc. ("JPMFD" or "Distributor") served as the Fund's sub-administrator and was paid an annual fee of 0.05% of the Fund's average daily net assets.

     C. DISTRIBUTION FEES - Pursuant to a Distribution Agreement dated September 10, 2001 JPMorgan Fund Distributors, Inc. (the "Distributor") serves as the Fund's Distributor.

     D. OTHER -- Certain officers of the Trust are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

3.   INVESTMENT TRANSACTIONS
     For the year ended December 31, 2001, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

         Purchases (excluding U.S. Government)                   $       59,179
         Sales (excluding U.S. Government)                              114,123

4.   FEDERAL INCOME TAX MATTERS
     For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2001 are as follows (in thousands):

         Aggregate cost                                  $ 60,642,446. 26
                                                         ---------------------
         Gross unrealized appreciation                   $         -
         Gross unrealized depreciation                             -
                                                         ---------------------
         Net unrealized depreciation                     $         -
                                                         =====================

     As of December 31, 2001, the Fund had a capital loss carryover which will be available to offset capital gains. To the extent that any net capital loss carryover is used to offset future capital gains, it is probable that the gains so offset will not be distributed to the shareholders (in thousands).

     AMOUNT              EXPIRATION DATE
     -----------------------------------
     $    8,268          12/31/07
      4,706,979          12/31/08
     18,742,897          12/31/09
     ----------
     23,458,144

     Capital losses incurred after October 31, ("Post-October Capital Losses") within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred $5,860,405 in Post-October Capital Losses and it elected to defer such capital losses.

5.   BANK BORROWINGS
     EGII may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments. The Funds have entered into an agreement, enabling them to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings of up to $350 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in other expenses on the Statement of Operations. Borrowings are payable on demand. This agreement will expire on April 4, 2002.

6.   CONCENTRATION OF SHAREHOLDERS
     At December 31, 2001, all shares outstanding for the Fund are owned by the participants in The Chase Manhattan Bank 401(K) Savings Plan.

7.   CORPORATE EVENT
     On November 10, 2001, The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York merged to form JPMorgan Chase Bank.

FINANCIAL HIGHLIGHTS For the periods indicated

                                                                                    YEAR             YEAR           07/1/99 *
                                                                                   ENDED             ENDED           THROUGH
PER SHARE OPERATING PERFORMANCE                                                   12/31/01         12/31/00         12/31/99
                                                                               ---------------   --------------   --------------
Net asset value, beginning of period                                           $         8.77    $       11.47    $       10.00
                                                                               ---------------   --------------   --------------
Income from investment operations:
     Net investment income                                                               0.02 ^           0.01             0.01
     Net gains or losses on investments (both realized and unrealized)                  (1.51)           (2.70)            1.47
                                                                               ---------------   --------------   --------------
         Total from investment operations                                               (1.49)           (2.69)            1.48
                                                                               ---------------   --------------   --------------
Distributions to shareholders from:
     Dividends from net investment income                                                0.02             0.01             0.01
     Return of Capital                                                                   0.00 &              -                -
                                                                               ---------------   --------------   --------------
         Total dividends and distributions                                               0.02             0.01             0.01
                                                                               ---------------   --------------   --------------
Net asset value, end of period                                                 $         7.26    $        8.77    $       11.47
                                                                               ===============   ==============   ==============

Total return                                                                          (17.03%)         (23.43%)          14.76% **

Ratios/supplemental data:
     Net assets, end of period (millions)                                            @                     $69              $41
Ratios to average net assets: #
     Net expenses                                                                       0.60%            0.60%            0.59%
     Net investment income                                                              0.21%            0.10%            0.33%
     Expenses without waivers and reimbursements                                        0.71%            0.80%            1.42%
     Net investment income without waivers and reimbursements                           0.10%           (0.10%)          (0.50%)
Portfolio turnover rate                                                                  101%              33%               5%

~    Formerly Chase Equity Growth II
*    Commencement of operations.
#    Short periods have been annualized.
**   Not annualized.
@    Amount rounds to less than $1 million.
^    Calculated based upon average shares outstanding.
&    Amount represents less than .005

To the Trustees and Shareholders of
JPMorgan Equity Growth Fund II

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the JPMorgan Equity Growth Fund II (hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from July 1, 1999 (commencement of operations) to December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

As more fully discussed in Note 1, the Fund is currently in the liquidation stage.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 22, 2002

JPMorgan FUNDS

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The following tables contain basic information regarding the Trustees and Officers, respectively, that oversee operations of the Trusts and other investment companies within the JPMorgan Funds complex.

NAME,                       POSITIONS      TERM OF OFFICE   PRINCIPAL                NUMBER OF PORT-       OTHER
CONTACT ADDRESS             HELD WITH      AND LENGTH OF    OCCUPATIONS              FOLIOS IN JP MORGAN   DIRECTORSHIPS
AND AGE                     EACH           TIME SERVED      DURING PAST              FUND COMPLEX          HELD OUTSIDE
                            JP MORGAN                       5 YEARS                  OVERSEEN BY           JP MORGAN FUND
                            TRUST                                                    TRUSTEE               COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
Non-Interested Trustee(s)
-------------------------
William J. Armstrong;       Trustee        since 1988       Retired; formerly        79                    None
522 Fifth Avenue,                                           Vice President
New York, NY 10036;                                         and Treasurer,
Age 60                                                      Ingersoll-Rand
                                                            Company

Roland R. Eppley, Jr.;      Trustee        since 1989       Retired; formerly        79                    Director of Janel
522 Fifth Avenue,                                           President and                                  Hydraulics
New York, NY 10036;                                         Chief Executive
Age 69                                                      Officer, Eastern
                                                            States Bankcard
                                                            Association , Inc.

Ann Maynard Gray;           Trustee        since 2001       Former President,        79                    Director of Duke
522 Fifth Avenue,                                           Diversified Publishing                         Energy Corporation and
New York, NY 10036;                                         Group and Vice                                 Elan Corporation, plc
Age 56                                                      President Capital
                                                            Cities/ABC, Inc.

Matthew Healey;             Trustee and    since 2001                                79                    None
522 Fifth Avenue,           President of
New York, NY 10036;         the Board of
Age 64                      Trustees

Fergus Reid, III;           Trustee and    since 1985       Chairman and Chief       79                    Trustee of Morgan
522 Fifth Avenue,           Chairman of                     Executive Officer,                             Stanley Funds
New York, NY 10036;         the Board of                    Lumelite Corporation
Age 69                      Trustees

James J. Schonbachler;      Trustee        since 2001       Retired; formerly        79                    None
522 Fifth Avenue,                                           Managing Director,
New York, NY 10036;                                         Bankers Trust
Age 58                                                      Company

H. Richard Vartabedian;     Trustee        since 1992       Investment Manage-       79                    None
522 Fifth Avenue,                                           ment Consultant;
New York, NY 10036;                                         formerly Senior
Age 65                                                      Investment Officer,
                                                            Division Executive of
                                                            Investment Manage-
                                                            ment Division of The
                                                            Chase Manhattan
                                                            Bank

Interested Trustee(s)
---------------------
Leonard M. Spalding*        Trustee        since 1998       Retired; formerly        79                    None
522 Fifth Avenue,                                           President and Chief
New York, NY 10036;                                         Executive Officer of
Age 66                                                      Vista Capital Man-
                                                            agement and
                                                            formerly Chief
                                                            Investment Executive
                                                            of the Chase
                                                            Manhattan Private
                                                            Bank

* Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of JP Morgan Chase & Co.

JPMORGAN FUNDS
TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

NAME,                       POSITIONS            TERM OF OFFICE   PRINCIPAL
CONTACT ADDRESS             HELD WITH            AND LENGTH OF    OCCUPATIONS
AND AGE                     EACH                 TIME SERVED      DURING PAST
                            JP MORGAN TRUST                       5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
George Gatch;               President            since 2001       Managing Director, J.P. Morgan Investment Management, Inc.
522 Fifth Avenue,                                                 and head of JPMorgan Fleming's U.S. Mutual Funds and
New York, NY 10036;                                               Financial Intermediaries Business
Age 39

David Wezdenko;             Treasurer            since 2001       Vice President, J.P. Morgan Investment Management, Inc. and
522 Fifth Avenue,                                                 Chief Operating Officer for JPMorgan Fleming's U.S. Mutual
New York, NY 10036;                                               Funds and Financial Intermediaries Business
Age 38

Sharon Weinberg;            Secretary            since 2001       Vice President, J.P. Morgan Investment Management, Inc. and
522 Fifth Avenue,                                                 head of Business and Product Strategy for JPMorgan Fleming's
New York, NY 10036;                                               U.S. Mutual Funds and Financial Intermediaries Business
Age 42

Michael Moran;              Vice President and   since 2001       Vice President, J.P. Morgan Investment Management, Inc. and
522 Fifth Avenue,           Assistant Treasurer                   Chief Financial Officer for JPMorgan Fleming's U.S. Mutual
New York, NY 10036;                                               Funds and Financial Intermediaries Business
Age 32

Stephen Ungerman;           Vice President and   since 2001       Vice President, J.P. Morgan Investment Management, Inc., Head
522 Fifth Avenue,           Assistant Treasurer                   of the Fund Service Group within Fund Administration, formerly
New York, NY 10036;                                               Tax Director and Co-head of Fund Administration, Prudential
Age 48                                                            Insurance Co. and formerly Assistant Treasurer of mutual funds,
                                                                  Prudential Insurance Co.

Judy R. Bartlett;           Vice President and   since 2001       Vice President and Assistant General Counsel, J.P. Morgan
522 Fifth Avenue,           Assistant Secretary                   Investment Management, Inc., formerly attorney and Assistant
New York, NY 10036;                                               Secretary, Mainstay Funds and formerly associate at law firm of
Age 36                                                            Willkie, Farr & Gallagher

Joseph J. Bertini;          Vice President and   since 2001       Vice President and Assistant General Counsel, J.P. Morgan
522 Fifth Avenue,           Assistant Secretary                   Investment Management, Inc. and formerly attorney in the
New York, NY 10036;                                               Mutual Fund Group, SunAmerica Asset Management, Inc.
Age 36

Additional information concerning the Trustees and Officers is contained in the Statement of Additional Information and is available without charge by calling 1-800-348-4782.